                                                               EXHIBIT 10(e)(2)
                     DEED OF AMENDMENT AND ACKNOWLEDGMENT

                          DATED:  31ST DECEMBER 1996

                                    BETWEEN

                       CASE CREDIT AUSTRALIA PTY LIMITED
                              A.C.N. 069 132 396

                                      AND

                            CASE CREDIT CORPORATION

                                      AND

                        NATIONAL AUSTRALIA BANK LIMITED
                              A.C.N. 004 044 927





                           DIBBS CROWTHER & OSBORNE
                                  Solicitors
                             50 Carrington Street
                                SYDNEY NSW 2000
                                 OX 101 Sydney
                                 Tel: 290-8200
                                 Fax: 290-2964
                                  Ref: RG/PRE

                                      (I)


                                   CONTENTS



1.   DEFINITIONS AND INTERPRETATION....................................... -1-

2.   CONSIDERATION........................................................ -2-

3.   RELEVANT AGREEMENT................................................... -2-

4.   CONSENT, CONFIRMATION AND ACKNOWLEDGEMENT............................ -2-

5.   AMENDMENT............................................................ -3-
     5.1   Letter of Offer dated 28 September, 1996 from the Bank to
           Case Credit Australia.......................................... -3-
     5.2   Negative Pledge Agreement dated 29 September, 1996
           between Case Credit Australia and the Bank..................... -4-
     5.3   Guarantee and Indemnity........................................ -5-

6.   CONDITIONS PRECEDENT................................................. -5-

7.   REPRESENTATIONS AND WARRANTIES....................................... -5-

8.   MISCELLANEOUS........................................................ -6-

                          SCHEDULE TO LETTER OF OFFER..................... -7-

                     DEED OF AMENDMENT AND ACKNOWLEDGMENT


THIS DEED is made on 31st December 1996,

BETWEEN: CASE CREDIT AUSTRALIA PTY LIMITED A.C.N. 069 132 396 of 31-87 Kurrajong Avenue, St Marys, New South Wales, 2760 ("Case Credit Australia")

AND: CASE CREDIT CORPORATION of 621 State Street, Racine, Wisconsin, 53404, United States of America ("Case Credit")

AND: NATIONAL AUSTRALIA BANK LIMITED A.C.N. 004 044 937 of Level 25, National Australia Bank House, 255 George Street, Sydney, New South Wales, 2000 ("Bank")

RECITALS:

A. Under the Bank's Letter of Offer, the Bank agreed to make available financial recommodation to the Customer on the terms and conditions set out in the Letter of Offer.

B. The Customer and the Bank entered into a Negative Pledge Agreement which, in addition to the Letter of Offer, set out the Customer's obligations to the Bank.

C. In support of the Customer's obligations under the Letter of Offer and the Negative Pledge Agreement, Case Credit provided to the Bank the Guarantee and Indemnity.

D. The Customer and Case Credit have requested the Bank to vary the terms of the Facility provided under the terms of the Letter of Offer, the Negative Pledge Agreement and the Guarantee and Indemnity.

E. The Bank has agreed to that request on the basis that the Customer and Case Credit deliver to the Bank a deed in the form of this deed.

F. This deed is collateral to and secures the same moneys and obligations under the Facilities as provided for in the Letter of Offer and in the Negative Pledge Agreement.

OPERATIVE PROVISIONS:

1.   DEFINITIONS AND INTERPRETATION

     1.1 Words defined in the Negative Pledge Agreement that are not defined in this deed have the same meaning given to them in the Negative Pledge Agreement unless contrary to or inconsistent with the intention or as the context otherwise requires.

     1.2 The provisions of clauses 1.1 (definitions), 1.2 (interpretation), __(miscellaneous), __ (notices) and 10 (governing law and jurisdiction) of the Negative Pledge Agreement apply to this deed, mutatis mutandis, as if they are set out in full in this deed.

     1.3 In this deed (including the Recitals), the following expressions have the following meanings unless inconsistent or contrary to the context.

          "Customer" means Case Credit Australia.

          "Guarantee and Indemnity" means a Deed of Guarantee and Indemnity dated September 26, 1996 (unconditional) granted by Case Credit in favour of the Bank in respect of the obligations of Case Credit Australia.

          "Guarantor" means Case Credit.

          "Letter of Offer" means a Letter of Offer dated 28 September, 1996 from the Bank to Case Credit Australia.

          "Negative Pledge Agreement" means a Negative Pledge Agreement dated 29 September, 1996 between Case Credit Australia and the Bank (as varied by a letter of amendment dated 19 March, 1996).

2.   CONSIDERATION

     The parties to this deed acknowledge entering into this deed and incurring obligations and granting rights under this deed for valuable consideration.

3.   RELEVANT AGREEMENT

     Each of the parties to this deed acknowledges and agrees with the Bank that:

     (a)  this deed;

     (b) any other document dated on or before the date of this deed which varies or evidences a facility, or any other financial accommodation by the Bank to or in favour of the Customer's end

     (c) all Security interests granted or to be granted from time to time by the Customer to or in favour of the Bank,

     constitute a "Relevant Agreement" unless otherwise agreed to by the Bank.

4.   CONSENT, CONFIRMATION AND ACKNOWLEDGEMENT

     4.1 The Customer and the Guarantor unconditionally and irrevocably consent to their entry into, execution of and performance of the terms of this deed and the observance by each of them of their respective obligations under this deed and the Relevant Agreements.

     4.2 For the removal of doubt, nothing in this deed affects any rights, powers or remedies of the Bank which may have accrued to the Bank as a result of any set, emission, matter or thing occurring before the date of this deed.

     4.3 The Customer and the Guarantor both jointly and severally confirm and acknowledge:

          (a) that the Customer's obligations under the Letter of Offer and under the Negative Pledge Agreement (as varied by this deed), and the obligations of each person that is a party to a Relevant Agreement will continue in full force and affect in accordance with their terms notwithstanding the execution and performance of this deed;

          (b) their continuing obligations under the Letter of Offer, the Negative Pledge Agreement and the Guarantee and Indemnity and acknowledge and agree that, except as varied or supplemented by this deed, the Customer's obligations and the Guarantor's obligations under the Relevant Agreements to which they are a party remain and will continue in full force and effect in accordance with their terms; and

          (c) that the financial accommodation contemplated in the Letter of Offer (as amended, varied or supplemented from time to time) is or will be (as the case may be) for the benefit of the Customer and for the benefit of each person entering into a Relevant Agreement.

     4.4 The Guarantor acknowledges that all of the terms of the Guarantee and Indemnity (except as varied by clause 5.3 of this deed) continue in full force and effect to secure the obligations of the Customer to the Bank.

5.   AMENDMENT

     Subject to clause 6 of this deed, from the date of this deed the following amendments are made in the following manner:

     5.1 Letter of Offer dated 28 September, 1995 from the Bank to Case Credit Australia

          (a)  the Acceptance and/or Discount Facility

               (i) The following words are inserted at the end of the paragraph entitled "Purpose":

                    "Otherwise to make funds available to any Group Member on an intercompany loan account basis in order to maximize the Group's cash management flexibility."

               (ii) The paragraph entitled "Line Fee" and the "Activation Fee"
                    are deleted and replaced with the following provision:

                    "While the Bank continues to have the benefit of the Guarantee and Indemnity given to it by Case Credit Corporation, the Bank will charge to the Company Line Fees and Activation Fees as a direct consequence of Case Corporation's Senior Unsecured Long Term Rating determined by two nationally recognized rating agencies selected by the Company (at least one of which shall be Standard & Poor's or Moody's), in accordance with the pricing grid set out in the schedule to this letter of offer.

                    If the ratings of such nationally recognized rating agencies do not coincide, the Line Fee and Activation Fee set out opposite the higher of such ratings will apply. If at any time an event occurs which results in there being no rating or only one rating in effect, a new Line Fee and Activation Fee will be determined in a manner to be agreed upon by the Bank and the Company and until such new Line Fee and Activation Fee shall be so agreed upon, the relevant fees will be deemed to be the Line Fee and Activation Fee in effect immediately prior to the date on which such event occurs.

                    As at 15 December, 1996, the Line Fees and the Activation Fees for this facility are:

                       Rating               Line Fee            Activation Fee

                       BBB/Baa2             0.125% p.a.          0.250% p.a.

                    Line Fees are payable quarterly in advance on each 18 March, June, September and December.

                    Activation Fees are calculated on the face value and tenor of bills drawn and charged upon activation."

          (b)  Stand-by Bill Acceptance and/or Discount Facility

               (i) The following words are inserted at the end of the paragraph entitled "Purpose":

                    "Otherwise to make funds available to any Group Member on an Intercompany loan account basis in order to maximise the Group's cash management flexibility.

               (ii) In the paragraph entitled "Drawdown Conditions" the words,
                    "at least 2 other Banking Days before the day it requires funds" are deleted and replaced with the following words:

                    "at least by 6:00 p.m. on the day before it requires funds".

               (iii)Following the Bank's annual review of this facility at the end of 1996, this facility is extended to 30 November 1997.

               (iv) The paragraph entitled "Line Fee" is deleted and replaced with the following:

                    "Line Fee:  0.10% per annum on the Limit, payable quarterly in advance on each 15 March, June, September and December".

     5.2 Negative Pledge Agreement dated 29 September, 1995 between Case Credit Australia and the Bank

               (a) The definition of "Third Party Receivables" on page 5 of the Negative Pledge Agreement is deleted and replaced with the following:

                    ""Third Party Receivables" means receivables owing to the Customer by any person other than a Related Body Corporate excluding any component of such receivable that comprises unearned finance charges and any provision for bad or doubtful debts".

               (b) In paragraph (?) of the definition of "Permitted Security Interest" the words, "$100,000 in aggregate" are deleted and replaced with the following words," "$10,000,000 in aggregate".

               (c) In clause 4.2 "General Undertakings" on page 8 and 9 of the Negative Pledge Agreement, clause 4.2(d) is deleted and replaced with the following new clause 4.2(d):-

                    "(d) net, without first obtaining the Bank's prior written consent (such consent not to be unreasonably withheld), to apply any funds available to it under the Facility for the acquisition of Third Party Receivables where the debtor and/or the equipment to which the Third Party Receivables relate are outside Australia except where the total of the non-Australian Third Party Receivables does not exceed 10% of the aggregate total of Third Party Receivables at any time."

               (d) In clause 5.1 "financial undertakings" on page 9 of the Negative Pledge Agreement, clause 5.1(a) is deleted and replaced with the following new clause 6.1(a):-

                    "(?) The ratio of Total Liabilities to Shareholders' Funds shall not exceed ?.1 at any time;"

               (e) The reference to the ratio "1.10:1" in paragraph (b) of clause 6.1 of the Negative Pledge Agreement is deleted and replaced with the ratio "1.05:1".

               (f) Paragraphs (c) and (d) of clause 5.1 of the Negative Pledge Agreement are deleted.

               (g)  Clause 7.1 (g) of the Negative Pledge Agreement is deleted.

               (h)  Clause 7.4 of the Negative Pledge Agreement is deleted.

     5.3  Guarantee and Indemnity

          (a) The definition of or reference to the "Revolving Credit Agreement" in the Guarantee and Indemnity is deleted and replaced with the following new definition or description:-

               ""Case Credit Corporation Revolving Credit and Guarantee Agreement" means a document entitled "US $1,200,000,000 Revolving Credit and Guarantee Agreement" dated as of August 23, 1996 between Case Credit Corporation, the foreign subsidiary borrowers, the Co-Agents and the Lead Managers named in that document and the Chase Manhattan Bank."

          (b) All references to sections 7.5 and 10 of the Revolving Credit Agreement referred to in clause 9 of the Guarantee and Indemnity are deleted and replaced with references to sections 8, 10 and 11 in the Case Credit Corporation Revolving Credit and Guarantee Agreement.

6.   CONDITIONS PRECEDENT

     6.1 The variation of the Letter of Offer, the Negative Pledge Agreement and the Guarantee and Indemnity contemplated by clause 5 of this deed is subject to the condition precedent that the Bank has received the following in form and substance reasonably satisfactory to it:

          (a)  the execution and delivery of this deed;

          (b) a certified copy of each authority under which each party to this deed (other than the Bank) signs and delivers this deed (or any other document contemplated by this deed) and if the authority is a power of attorney, evidence of its stamping (where required by law) and its registration;

          (c) certified extracts evidencing the resolutions of each party to this deed (where relevant) (other than the Bank) approving the entry into this deed and authorising execution, delivery and observance of obligations under this deed; and

          (d) such ancillary documents or any other information or document (whether originals or copies) which the Bank, in its discretion, may request or reasonably considers necessary or desirable to examine or hold.

     6.2 It is a further condition precedent to the Bank agreeing to amend the Letter of Offer, the Negative Pledge Agreement and the Guarantee and Indemnity, as contemplated by clause 6 of this deed, that no Event of Default or event which with the giving of notice, lapse of time or any determination would be an Event of Default, has occurred or would be likely to occur.

7.   REPRESENTATIONS AND WARRANTIES

     7.1 The Customer repeats the representations and warranties in clause 6 of the Negative Pledge Agreement for the benefit of the Bank.

     7.2 The Guarantor repeats the representations and warranties in the Guarantee and Indemnity for the benefit of the Bank.

     7.3 The Customer acknowledges that the Bank will be entering into this deed in reliance, inter alia, on all of these representations and warranties.

8.   MISCELLANEOUS

     8.1 Nothing contained in this deed abrogates, prejudices, diminishes or otherwise adversity affects any rights, powers, remedies, obligations or liabilities (in any case whether present, future or contingent) in relation to any act, matter or thing done or effected or otherwise arising in relation to a Relevant Agreement or any documents to which the Customer and the Bank are parties before the execution of this deed.

     8.2 This deed binds each of the signatories to it even if one or more of these persons named in this deed never executes it or that the execution by any one or more of those persons (other than the persons sought to be made liable under it) is or may become void or voidable.

     8.3 If there is any inconsistency between the terms of this deed and any prior communications between the Customer and the Bank, the terms of this deed will prevail and the parties acknowledge that this deed supersedes in all respects the terms of those prior communications.

     8.4 The Customer agrees to pay to the Bank, and to indemnify and keep indemnified the Bank against all and any costs, charges, fees, expenses and taxes (including any lost fees or penalties) in relation to the preparation, negotiation, settlement, attempting, enforcement or attempted enforcement of this deed now and in the future.

     8.5 Each of the covenants of this deed are severable and distinct from one another and if at any time any one or more of the provisions of this deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

     8.6 This deed is governed by the laws in force in New South Wales and each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them.

     8.7 This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

                          SCHEDULE TO LETTER OF OFFER


Pricing Grid:        Sr. Unsec. L T Rating          Line Fee      Activation Fee
                     Standard & Poors/Moody's
                     A/A2 and above                 0.07% p.a.       0.155% p.a.

                     A-/A3                          0.08% p.a.        0.17% p.a.

                     BBB+/Baa1                      0.10% p.a.        0.20% p.a.

                     BBB/Baa2                       0.125% p.a.       0.25% p.a.

                     BBB-/Baa3                      0.175% p.a.      0.275% p.a.

                     BB+/Ba1                        0.25% p.a.       0.425% p.a.

                     Under BB+/Ba1                  0.30% p.a.       0.575% p.a.


EXECUTED as a deed.


The common seal of CASE CREDIT AUSTRALIA PTY LIMITED was affixed in accordance)
with Its articles of association in the presence of:                          )
                                                                              )
                                                                              )
/s/ Andrew Mour                                                               )
-------------------------------------------                                   )
Signature of authorised person                                                )
                                                                              )
DIRECTOR                                                                      )
-------------------------------------------                                   )
Office held                                                                   )
                                                                              )
/s/ ANDREW MOUR                                                               )
-------------------------------------------                                   )
Name of authorised person                                                     )
(block letters)                                                               )



Signed, sealed and delivered for and on behalf of CASE CREDIT CORPORATION by a)
person duly authorized in that regard in the presence of:                     )
                                                                              )
                                                                              )
/s/ Frank A. Anglin                                                           )
-------------------------------------------                                   )
Signature of Witness                                                          )
                                                                              )
/s/ FRANK A. ANGLIN                                                           )
-------------------------------------------                                   )
Name of Witness (block letters)                                               )



Signed, sealed and delivered by                                               )
                                                                              )
for and on behalf of NATIONAL AUSTRALIA BANK LIMITED under power of attorney  )
registered book 5834 number 549 in the presence of:                           )
                                                                              )
                                                                              )
/s/ D. Muter                                                                  )
-------------------------------------------                                   )
Signature of witness                                                          )
                                                                              )
/s/ DARREN MUTER                                                              )
-------------------------------------------                                   )
Name of witness (block letters)                                               )




                         [CORPORATE SEAL APPEARS HERE]


/s/ Robert A. Wegner
-------------------------------------------
Signature of authorised person

DIRECTOR
-------------------------------------------
Office held

/s/  ROBERT A. WEGNER
-------------------------------------------
Name of authorised person
(block letters)


/s/  Robert A. Wegner
-------------------------------------------
Signature of authorised person

VICE PRESIDENT
-------------------------------------------
Office held

/s/  ROBERT A. WEGNER
-------------------------------------------
Name of authorised person (block letters)




/s/  Warren James Shaw
-------------------------------------------
By executing this deed the attorney states that the attorney has received no notice of revocation of the power of attorney